MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Nine Months Ended June 24, 2016
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Net sales	$2,803.4	$(309.8)	$2,493.6
Cost of sales	1,290.8	(162.0)	1,128.8
Gross profit	1,512.6	(147.8)	1,364.8
Selling, general and administrative expenses	722.1	(64.6)	657.5
Research and development expenses	198.3	(4.0)	194.3
Restructuring charges, net	29.1	(2.6)	26.5
Non-restructuring impairment charges	16.9	—	16.9
Gains on divestiture and license	(0.5)	0.5	—
Operating income	546.7	(77.1)	469.6
Interest expense	(290.6)	—	(290.6)
Interest income	0.8	—	0.8
Other income (expense), net	—	—	—
Income from continuing operations before income taxes	256.9	(77.1)	179.8
Income tax (benefit)	(175.0)	(24.2)	(199.2)
Income from continuing operations	431.9	(52.9)	379.0
Income from discontinued operations, net of income taxes	96.8	52.9	149.7
Net income	$528.7	$—	$528.7

Basic earnings per share:
Income from continuing operations	$3.87		$3.39
Income from discontinued operations	0.87		1.34
Net income	4.73		4.73
Diluted earnings per share:
Income from continuing operations	$3.84		$3.37
Income from discontinued operations	0.86		1.33
Net income	4.70		4.70
Weighted-average number of shares outstanding:
Basic	111.7		111.7
Diluted	112.6		112.6

MALLINCKRODT PLC
NON-GAAP MEASURES
Nine Months Ended June 24, 2016
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted income from continuing operations per share
GAAP	$1,512.6	$722.1	$431.9	$3.84
Reclass to discontinued operations	(147.8)	(64.6)	(52.9)	(0.47)
Adjusted	1,364.8	657.5	379.0	3.37
Adjustments:
Intangible asset amortization	518.8	(5.4)	524.2	4.66
Restructuring and related charges, net	1.2	(1.8)	29.5	0.26
Inventory step-up expense	20.9	—	20.9	0.19
Non-restructuring impairment charges	—	—	16.9	0.15
Change in contingent consideration fair value	—	10.6	(10.6)	(0.09)
Acquisition related expenses	—	(3.1)	3.1	0.03
Significant legal and environmental charges	—	(11.5)	11.5	0.10
Income taxes (1)	—	—	(320.8)	(2.85)
As adjusted	$1,905.7	$646.3	$653.7	$5.81

Percent of net sales	76.4%	25.9%	26.2%

1.Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.

SEGMENT NET SALES
Nine Months Ended June 24, 2016
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Specialty Brands	$1,667.5	$—	$1,667.5
Specialty Generics	785.4	—	785.4
Nuclear Imaging	309.8	(309.8)	—
	2,762.7	(309.8)	2,452.9
Other	40.7	—	40.7
Net sales	$2,803.4	$(309.8)	$2,493.6

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended June 24, 2016
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Net sales	$970.6	$(104.0)	$866.6
Cost of sales	429.3	(51.5)	377.8
Gross profit	541.3	(52.5)	488.8
Selling, general and administrative expenses	248.4	(23.5)	224.9
Research and development expenses	76.1	(1.3)	74.8
Restructuring charges, net	14.1	(0.1)	14.0
Gains on divestiture and license	(0.2)	0.2	—
Operating income	202.9	(27.8)	175.1
Interest expense	(95.6)	—	(95.6)
Interest income	0.4	—	0.4
Other income (expense), net	(1.3)	—	(1.3)
Income from continuing operations before income taxes	106.4	(27.8)	78.6
Income tax (benefit)	(89.3)	(8.8)	(98.1)
Income from continuing operations	195.7	(19.0)	176.7
Income from discontinued operations, net of income taxes	3.6	19.0	22.6
Net income	$199.3	$—	$199.3

Basic earnings per share:
Income from continuing operations	$1.80		$1.63
Income from discontinued operations	0.03		0.21
Net income	1.84		1.84
Diluted earnings per share:
Income from continuing operations	$1.79		$1.62
Income from discontinued operations	0.03		0.21
Net income	1.82		1.82
Weighted-average number of shares outstanding:
Basic	108.6		108.6
Diluted	109.4		109.4

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended June 24, 2016
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted income from continuing operations per share
GAAP	$541.3	$248.4	$195.7	$1.79
Reclass to discontinued operations	(52.5)	(23.5)	(19.0)	(0.17)
Adjusted	488.8	224.9	176.7	1.62
Adjustments:
Intangible asset amortization	174.0	(1.8)	175.8	1.61
Restructuring and related charges, net	0.6	(0.7)	15.2	0.14
Inventory step-up expense	2.6	—	2.6	0.02
Change in contingent consideration fair value	—	4.3	(4.3)	(0.04)
Acquisition related expenses	—	(0.1)	0.1	—
Income taxes (1)	—	—	(144.3)	(1.32)
As adjusted	$666.0	$226.6	$221.8	$2.03

Percent of net sales	76.9%	26.1%	25.6%

1.Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.

SEGMENT NET SALES
Three Months Ended June 24, 2016
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Specialty Brands	$589.3	$—	$589.3
Specialty Generics	263.4	—	263.4
Nuclear Imaging	104.0	(104.0)	—
	956.7	(104.0)	852.7
Other	13.9	—	13.9
Net sales	$970.6	$(104.0)	$866.6

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended March 25, 2016
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Net sales	$918.0	$(102.2)	$815.8
Cost of sales	438.4	(47.7)	390.7
Gross profit	479.6	(54.5)	425.1
Selling, general and administrative expenses	231.2	(21.9)	209.3
Research and development expenses	58.6	(0.5)	58.1
Restructuring charges, net	8.7	(0.3)	8.4
Non-restructuring impairment charges	16.9	—	16.9
Gains on divestiture and license	(0.2)	0.2	—
Operating income	164.4	(32.0)	132.4
Interest expense	(97.2)	—	(97.2)
Interest income	0.2	—	0.2
Other income (expense), net	(0.7)	—	(0.7)
Income from continuing operations before income taxes	66.7	(32.0)	34.7
Income tax (benefit)	(53.6)	(10.2)	(63.8)
Income from continuing operations	120.3	(21.8)	98.5
(Loss) income from discontinued operations, net of income taxes	(2.0)	21.8	19.8
Net income	$118.3	$—	$118.3

Basic earnings per share:
Income from continuing operations	$1.08		$0.89
(Loss) income from discontinued operations	(0.02)		0.18
Net income	1.06		1.06
Diluted earnings per share:
Income from continuing operations	$1.07		$0.88
(Loss) income from discontinued operations	(0.02)		0.18
Net income	1.06		1.06
Weighted-average number of shares outstanding:
Basic	111.1		111.1
Diluted	112.0		112.0

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended March 25, 2016
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted income from continuing operations per share
GAAP	$479.6	$231.2	$120.3	$1.07
Reclass to discontinued operations	(54.5)	(21.9)	(21.8)	(0.19)
Adjusted	425.1	209.3	98.5	0.88
Adjustments:
Intangible asset amortization	173.2	(1.8)	175.0	1.56
Restructuring and related charges, net	0.6	(1.1)	10.1	0.09
Inventory step-up expense	2.1	—	2.1	0.02
Non-restructuring impairment charges	—	—	16.9	0.15
Acquisition related expenses	—	(1.9)	1.9	0.02
Change in contingent consideration fair value	—	6.3	(6.3)	(0.06)
Income taxes (1)	—	—	(95.4)	(0.85)
As adjusted	$601.0	$210.8	$202.8	$1.81

Percent of net sales	73.7%	25.8%	24.9%

1.Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.

SEGMENT NET SALES
Three Months Ended March 25, 2016
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Specialty Brands	$535.0	$—	$535.0
Specialty Generics	264.4	—	264.4
Nuclear Imaging	102.2	(102.2)	—
	901.6	(102.2)	799.4
Other	16.4	—	16.4
Net sales	$918.0	$(102.2)	$815.8

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended December 25, 2015
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Net sales	$914.8	$(103.6)	$811.2
Cost of sales	423.1	(62.8)	360.3
Gross profit	491.7	(40.8)	450.9
Selling, general and administrative expenses	242.5	(19.2)	223.3
Research and development expenses	63.6	(2.2)	61.4
Restructuring charges, net	6.3	(2.2)	4.1
Gains on divestiture and license	(0.1)	0.1	—
Operating income	179.4	(17.3)	162.1
Interest expense	(97.8)	—	(97.8)
Interest income	0.2	—	0.2
Other income (expense), net	2.0	—	2.0
Income from continuing operations before income taxes	83.8	(17.3)	66.5
Income tax (benefit)	(32.1)	(5.2)	(37.3)
Income from continuing operations	115.9	(12.1)	103.8
Income from discontinued operations, net of income taxes	95.2	12.1	107.3
Net income	$211.1	$—	$211.1

Basic earnings per share:
Income from continuing operations	$1.00		$0.90
Income from discontinued operations	0.82		0.93
Net income	1.83		1.83
Diluted earnings per share:
Income from continuing operations	$1.00		$0.89
Income from discontinued operations	0.82		0.92
Net income	1.82		1.82
Weighted-average number of shares outstanding:
Basic	115.4		115.4
Diluted	116.3		116.3

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended December 25, 2015
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted income from continuing operations per share
GAAP	$491.7	$242.5	$115.9	$1.00
Reclass to discontinued operations	(40.8)	(19.2)	(12.1)	(0.10)
Adjusted	450.9	223.3	103.8	0.89
Adjustments:
Intangible asset amortization	171.6	(1.8)	173.4	1.49
Restructuring and related charges, net	—	—	4.2	0.04
Inventory step-up expense	16.2	—	16.2	0.14
Acquisition related expenses	—	(1.1)	1.1	0.01
Significant legal and environmental charges	—	(11.5)	11.5	0.10
Income taxes (1)	—	—	(81.1)	(0.70)
As adjusted	$638.7	$208.9	$229.1	$1.97

Percent of net sales	78.7%	25.8%	28.2%

1.Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.

SEGMENT NET SALES
Three Months Ended December 25, 2015
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Specialty Brands	$543.2	$—	$543.2
Specialty Generics	257.6	—	257.6
Nuclear Imaging	103.6	(103.6)	—
	904.4	(103.6)	800.8
Other	10.4	—	10.4
Net sales	$914.8	$(103.6)	$811.2

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Fiscal Year Ended September 25, 2015
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Net sales	$3,346.9	$(423.8)	$2,923.1
Cost of sales	1,493.3	(193.1)	1,300.2
Gross profit	1,853.6	(230.7)	1,622.9
Selling, general and administrative expenses	1,113.4	(89.6)	1,023.8
Research and development expenses	241.5	(38.2)	203.3
Restructuring charges, net	40.4	4.6	45.0
Gains on divestiture and license	(3.5)	0.5	(3.0)
Operating income	461.8	(108.0)	353.8
Interest expense	(255.6)	—	(255.6)
Interest income	1.0	—	1.0
Other income (expense), net	8.1	—	8.1
Income from continuing operations before income taxes	215.3	(108.0)	107.3
Income tax (benefit)	(92.9)	(36.4)	(129.3)
Income from continuing operations	308.2	(71.6)	236.6
Income from discontinued operations, net of income taxes	16.5	71.6	88.1
Net income	$324.7	$—	$324.7

Basic earnings per share:
Income from continuing operations	$2.64		$2.03
Income from discontinued operations	0.14		0.75
Net income	2.78		2.78
Diluted earnings per share:
Income from continuing operations	$2.61		$2.00
Income from discontinued operations	0.14		0.75
Net income	2.75		2.75
Weighted-average number of shares outstanding:
Basic	115.8		115.8
Diluted	117.2		117.2

MALLINCKRODT PLC
NON-GAAP MEASURES
Fiscal Year Ended September 25, 2015
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income (loss) from continuing operations	Diluted income from continuing operations per share
GAAP	$1,853.6	$1,113.4	$308.2	$2.61
Reclass to discontinued operations	(230.7)	(89.6)	(71.6)	(0.61)
Adjusted	1,622.9	1,023.8	236.6	2.00
Adjustments:
Intangible asset amortization	544.0	(6.3)	550.3	4.70
Restructuring and related charges, net	—	—	45.3	0.39
Inventory step-up expense	44.1	—	44.1	0.38
Incremental equity conversion costs	—	(80.6)	80.6	0.69
Acquisition related expenses	—	(53.4)	53.4	0.46
Significant legal and environmental charges	—	(86.3)	86.3	0.74
Income taxes (1)	—	—	(294.7)	(2.51)
Dilutive share impact (2)	—	—	(6.6)	(0.06)
As adjusted	$2,211.0	$797.2	$795.3	$6.79

Percent of net sales	75.6%	27.3%	27.2%

1.Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.
2.For the fiscal year ended September 25, 2015, the diluted income from continuing operations per share on a GAAP basis was required to be calculated using the two-class method. This method required $2.0 million of income from continuing operations be allocated to participating securities for the fiscal year ended September 25, 2015. This adjustment reflects this allocation and a similar allocation of the above adjustments. Using the two-class method, the weighted-average number of shares were 117.2 million for the fiscal year ended September 25, 2015.

MALLINCKRODT PLC
SEGMENT NET SALES
Fiscal Year Ended September 25, 2015
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Specialty Brands	$1,622.8	$—	$1,622.8
Specialty Generics	1,251.6	—	1,251.6
Nuclear Imaging	423.8	(423.8)	—
	3,298.2	(423.8)	2,874.4
Other	48.7	—	48.7
Net sales	$3,346.9	$(423.8)	$2,923.1

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended September 25, 2015
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Net sales	$882.4	$(103.6)	$778.8
Cost of sales	400.3	(47.3)	353.0
Gross profit	482.1	(56.3)	425.8
Selling, general and administrative expenses	285.9	(18.6)	267.3
Research and development expenses	70.9	(9.1)	61.8
Restructuring charges, net	7.0	(2.5)	4.5
Gains on divestiture and license	(0.9)	0.1	(0.8)
Operating income	119.2	(26.2)	93.0
Interest expense	(76.9)	—	(76.9)
Interest income	0.3	—	0.3
Other income (expense), net	0.1	—	0.1
Income from continuing operations before income taxes	42.7	(26.2)	16.5
Income tax (benefit)	(47.3)	(9.3)	(56.6)
Income from continuing operations	90.0	(16.9)	73.1
(Loss) income from discontinued operations, net of income taxes	(14.8)	16.9	2.1
Net loss	$75.2	$—	$75.2

Basic earnings per share:
Income from continuing operations	$0.77		$0.62
Income (loss) from discontinued operations	(0.13)		0.02
Net income	0.64		0.64
Diluted earnings per share:
Income from continuing operations	$0.76		$0.62
Income (loss) from discontinued operations	(0.13)		0.02
Net income	0.63		0.63
Weighted-average number of shares outstanding:
Basic	116.5		116.5
Diluted	117.8		117.8

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended September 25, 2015
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income (loss) from continuing operations	Diluted income from continuing operations per share
GAAP	$482.1	$285.9	$90.0	$0.76
Reclass to discontinued operations	(56.3)	(18.6)	(16.9)	(0.14)
Adjusted	425.8	267.3	73.1	0.62
Adjustments:
Intangible asset amortization	151.7	(1.9)	153.6	1.30
Restructuring and related charges, net	—	—	4.6	0.04
Inventory step-up expense	4.9	—	4.9	0.04
Incremental equity conversion costs	—	(15.6)	15.6	0.13
Acquisition related expenses	—	(22.8)	22.8	0.19
Significant legal and environmental charges	—	(19.5)	19.5	0.17
Income taxes (1)	—	—	(95.0)	(0.81)
Dilutive share impact (2)	—	—	(1.2)	(0.01)
As adjusted	$582.4	$207.5	$197.9	$1.68

Percent of net sales	74.8%	26.6%	25.4%

1.Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.
2.For the three months ended September 25, 2015, the diluted income from continuing operations per share on a GAAP basis was required to be calculated using the two-class method. This method required $0.4 million of income from continuing operations to be allocated to participating securities for the three months ended September 25, 2015. This adjustment reflects this allocation and a similar allocation of the above adjustments. Using the two-class method, the weighted-average number of shares were 117.8 million for the three months ended September 25, 2015.

MALLINCKRODT PLC
SEGMENT NET SALES
Three Months Ended September 25, 2015
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Specialty Brands	$468.7	$—	$468.7
Specialty Generics	296.7	—	296.7
Nuclear Imaging	103.6	(103.6)	—
	869.0	(103.6)	765.4
Other	13.4	—	13.4
Net sales	$882.4	$(103.6)	$778.8

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended June 26, 2015
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Net sales	$877.3	$(108.8)	$768.5
Cost of sales	373.5	(46.7)	326.8
Gross profit	503.8	(62.1)	441.7
Selling, general and administrative expenses	295.0	(22.3)	272.7
Research and development expenses	59.9	(8.1)	51.8
Restructuring charges, net	22.7	(0.2)	22.5
Gains on divestiture and license	(0.9)	0.2	(0.7)
Operating income	127.1	(31.7)	95.4
Interest expense	(72.5)	—	(72.5)
Interest income	0.2	—	0.2
Other income (expense), net	(0.4)	—	(0.4)
Income from continuing operations before income taxes	54.4	(31.7)	22.7
Income tax (benefit)	(1.2)	(10.7)	(11.9)
Income from continuing operations	55.6	(21.0)	34.6
Income from discontinued operations, net of income taxes	2.4	21.0	23.4
Net income	$58.0	$—	$58.0

Basic earnings per share:
Income from continuing operations	$0.47		$0.30
Income from discontinued operations	0.02		0.20
Net income	0.50		0.50
Diluted earnings per share:
Income from continuing operations	$0.47		$0.29
Income from discontinued operations	0.02		0.20
Net income	0.49		0.49
Weighted-average number of shares outstanding:
Basic	116.3		116.3
Diluted	117.8		117.8

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended June 26, 2015
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted income from continuing operations per share
GAAP	$503.8	$295.0	$55.6	$0.47
Reclass to discontinued operations	(62.1)	(22.3)	(21.0)	(0.18)
Adjusted	441.7	272.7	34.6	0.29
Adjustments:
Intangible asset amortization	147.1	(1.9)	149.0	1.26
Restructuring and related charges, net	—	—	22.5	0.19
Inventory step-up expense	4.0	—	4.0	0.03
Incremental equity conversion costs	—	(19.6)	19.6	0.17
Acquisition related expenses	—	(23.5)	23.5	0.20
Significant legal and environmental charges	—	(15.5)	15.5	0.13
Income taxes (1)	—	—	(49.6)	(0.42)
Dilutive share impact (2)	—	—	(1.6)	(0.01)
As adjusted	$592.8	$212.2	$217.5	$1.85

Percent of net sales	77.1%	27.6%	28.3%

1.Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.
2.For the three months ended June 26, 2015, the diluted income from continuing operations per share on a GAAP basis was required to be calculated using the two-class method. This method required $0.3 million of income from continuing operations to be allocated to participating securities for the three months ended June 26, 2015. This adjustment reflects this allocation and a similar allocation of the above adjustments. Using the two-class method, the weighted-average number of shares were 117.8 million for the three months ended June 26, 2015.

SEGMENT NET SALES
Three Months Ended June 26, 2015
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Specialty Brands	$446.2	$—	$446.2
Specialty Generics	307.9	—	307.9
Nuclear Imaging	108.8	(108.8)	—
	862.9	(108.8)	754.1
Other	14.4	—	14.4
Net sales	$877.3	$(108.8)	$768.5

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended March 27, 2015
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Net sales	$819.0	$(109.5)	$709.5
Cost of sales	356.1	(46.3)	309.8
Gross profit	462.9	(63.2)	399.7
Selling, general and administrative expenses	308.4	(23.9)	284.5
Research and development expenses	58.0	(10.0)	48.0
Restructuring charges, net	3.5	—	3.5
Gains on divestiture and license	(0.9)	0.1	(0.8)
Operating income	93.9	(29.4)	64.5
Interest expense	(57.4)	—	(57.4)
Interest income	0.4	—	0.4
Other income (expense), net	4.2	—	4.2
Income from continuing operations before income taxes	41.1	(29.4)	11.7
Income tax (benefit)	(34.1)	(9.5)	(43.6)
Income from continuing operations	75.2	(19.9)	55.3
Income from discontinued operations, net of income taxes	23.6	19.9	43.5
Net income	$98.8	$—	$98.8

Basic earnings per share:
Income from continuing operations	$0.64		$0.47
Income from discontinued operations	0.20		0.37
Net income	0.85		0.85
Diluted earnings per share:
Income from continuing operations	$0.64		$0.47
Income from discontinued operations	0.20		0.37
Net income	0.84		0.84
Weighted-average number of shares outstanding:
Basic	115.6		115.6
Diluted	117.2		117.2

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended March 27, 2015
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted income from continuing operations per share
GAAP	$462.9	$308.4	$75.2	$0.64
Reclass to discontinued operations	(63.2)	(23.9)	(19.9)	(0.17)
Adjusted	399.7	284.5	55.3	0.47
Adjustments:
Intangible asset amortization	121.8	(1.1)	122.9	1.05
Restructuring and related charges, net	—	—	3.6	0.03
Inventory step-up expense	4.4	—	4.4	0.04
Incremental equity conversion costs	—	(21.6)	21.6	0.18
Acquisition related expenses	—	(7.1)	7.1	0.06
Significant legal and environmental charges	—	(51.3)	51.3	0.44
Income taxes (1)	—	—	(85.2)	(0.73)
Dilutive share impact (2)	—	—	(1.6)	(0.01)
As adjusted	$525.9	$203.4	$179.4	$1.53

Percent of net sales	74.1%	28.7%	25.3%

1.Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.
2.For the three months ended March 27, 2015, the diluted income from continuing operations on a GAAP basis was required to be calculated using the two-class method. This method required $0.5 million of income from continuing operations to be allocated to participating securities for the three months ended March 27, 2015. This adjustment reflects this allocation and a similar allocation of the above adjustments. Using the two-class method, the weighted-average number of shares were 117.2 million for the three months ended March 27, 2015.

SEGMENT NET SALES
Three Months Ended March 27, 2015
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Specialty Brands	$334.3	$—	$334.3
Specialty Generics	362.8	—	362.8
Nuclear Imaging	109.5	(109.5)	—
	806.6	(109.5)	697.1
Other	12.4	—	12.4
Net sales	$819.0	$(109.5)	$709.5

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended December 26, 2014
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Net sales	$768.2	$(101.9)	$666.3
Cost of sales	363.4	(52.8)	310.6
Gross profit	404.8	(49.1)	355.7
Selling, general and administrative expenses	224.1	(24.8)	199.3
Research and development expenses	52.7	(11.0)	41.7
Restructuring charges, net	7.2	7.3	14.5
Gains on divestiture and license	(0.8)	0.1	(0.7)
Operating income	121.6	(20.7)	100.9
Interest expense	(48.8)	—	(48.8)
Interest income	0.1	—	0.1
Other income (expense), net	4.2	—	4.2
Income from continuing operations before income taxes	77.1	(20.7)	56.4
Income tax (benefit)	(10.3)	(6.9)	(17.2)
Income from continuing operations	87.4	(13.8)	73.6
Income from discontinued operations, net of income taxes	5.3	13.8	19.1
Net income	$92.7	$—	$92.7

Basic earnings per share:
Income from continuing operations	$0.75		$0.63
Income from discontinued operations	0.05		0.16
Net income	0.80		0.80
Diluted earnings per share:
Income from continuing operations	$0.74		$0.63
Income from discontinued operations	0.05		0.16
Net income	0.79		0.79
Weighted-average number of shares outstanding:
Basic	114.8		114.8
Diluted	116.3		116.3

MALLINCKRODT PLC
NON-GAAP MEASURES
Three Months Ended December 26, 2014
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	Income from continuing operations	Diluted income from continuing operations per share
GAAP	$404.8	$224.1	$87.4	$0.74
Reclass to discontinued operations	(49.1)	(24.8)	(13.8)	(0.12)
Adjusted	355.7	199.3	73.6	0.63
Adjustments:
Intangible asset amortization	123.5	(1.3)	124.8	1.07
Restructuring and related charges, net	—	—	14.6	0.13
Inventory step-up expense	30.8	—	30.8	0.26
Incremental equity conversion costs	—	(23.8)	23.8	0.20
Income taxes (1)	—	—	(64.9)	(0.56)
Dilutive share impact (2)	—	—	(2.2)	(0.02)
As adjusted	$510.0	$174.2	$200.5	$1.72

Percent of net sales	76.5%	26.1%	30.1%

1.Includes tax effects of above adjustments as well as the elimination of deferred tax benefits recognized upon pay down of intercompany installment notes created by internal sales of acquired intangible assets.
2.For the three months ended December 26, 2014, the diluted income from continuing operations per share on a GAAP basis was required to be calculated using the two-class method. This method required $0.8 million of income from continuing operations to be allocated to participating securities for the three months ended December 26, 2014. This adjustment reflects this allocation and a similar allocation of the above adjustments. Using the two-class method, the weighted-average number of shares were 116.3 million for the three months ended December 26, 2014.

SEGMENT NET SALES
Three Months Ended December 26, 2014
(unaudited, in millions)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Specialty Brands	$373.6	$—	$373.6
Specialty Generics	284.2	—	284.2
Nuclear Imaging	101.9	(101.9)	—
	759.7	(101.9)	657.8
Other	8.5	—	8.5
Net sales	$768.2	$(101.9)	$666.3

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Fiscal Year Ended September 26, 2014
(unaudited, in millions, except per share data)

	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Net sales	$2,082.0	$(431.7)	$1,650.3
Cost of sales	1,021.8	(256.1)	765.7
Gross profit	1,060.2	(175.6)	884.6
Selling, general and administrative expenses	722.5	(111.5)	611.0
Research and development expenses	186.0	(45.5)	140.5
Restructuring charges, net	81.4	(13.4)	68.0
Separation costs	9.6	—	9.6
Non-restructuring impairment charges	151.6	(124.5)	27.1
Gains on divestiture and license	(15.0)	—	(15.0)
Operating (loss) income	(75.9)	119.3	43.4
Interest expense	(82.6)	—	(82.6)
Interest income	1.5	—	1.5
Other income (expense), net	3.1	—	3.1
(Loss) from continuing operations before income taxes	(153.9)	119.3	(34.6)
Income tax (benefit)	(10.1)	(2.5)	(12.6)
(Loss) from continuing operations	(143.8)	121.8	(22.0)
(Loss) from discontinued operations, net of income taxes	(175.5)	(121.8)	(297.3)
Net loss	$(319.3)	$—	$(319.3)

Basic earnings per share:
(Loss) from continuing operations	$(2.22)		$(0.34)
(Loss) from discontinued operations	(2.70)		(4.58)
Net loss	(4.92)		(4.92)
Diluted earnings per share:
(Loss) from continuing operations	$(2.22)		$(0.34)
(Loss) from discontinued operations	(2.70)		(4.58)
Net loss	(4.92)		(4.92)
Weighted-average number of shares outstanding:
Basic	64.9		64.9
Diluted	64.9		64.9

MALLINCKRODT PLC
NON-GAAP MEASURES
Fiscal Year Ended September 26, 2014
(unaudited, in millions except per share data)

	Gross profit	Selling, general and administrative expenses	(Loss) Income from continuing operations	Diluted income from continuing operations per share
GAAP	$1,060.2	$722.5	$(143.8)	$(2.22)
Reclass to discontinued operations	(175.6)	(111.5)	121.8	1.88
Adjusted	884.6	611.0	(22.0)	(0.34)
Adjustments:
Intangible asset amortization	153.8	(1.0)	154.8	2.36
Restructuring and related charges, net	—	—	68.2	1.04
Non-restructuring impairment	—	—	27.1	0.41
Inventory step-up expense	25.7	—	25.7	0.39
Incremental equity conversion costs	—	(13.0)	13.0	0.20
Separation costs	—	—	9.6	0.15
Up-front and milestone payments	—	—	5.0	0.08
Acquisition related expenses	—	(65.1)	65.1	0.99
Significant legal and environmental charges	(14.3)	(49.6)	35.3	0.54
Gain on intellectual property license	—	—	(11.7)	(0.18)
Income taxes (1)	—	—	(88.5)	(1.35)
Dilutive share impact (2)	—	—	(0.8)	(0.01)
As adjusted	$1,049.8	$482.3	$280.8	$4.27

Percent of net sales	63.6%	29.2%	17.0%

1.Includes tax effects of above adjustments.
2.For the fiscal year ended September 26, 2014, the diluted income from continuing operations per share on a GAAP basis was required to be calculated using the two-class method. This method required that none of the loss from continuing operations be allocated to participating securities, as this would have been antidilutive. This adjustment reflects this allocation and a similar allocation of the above adjustments. Using the two-class method, the weighted-average number of shares were 65.7 million for the fiscal year ended September 26, 2014.

SEGMENT NET SALES
Fiscal Year Ended September 26, 2014
(unaudited, in millions)
	GAAP Historical As Reported	Reclass to Discontinued Operations	Adjusted
Specialty Brands	$413.5	$—	$413.5
Specialty Generics	1,199.4	—	1,199.4
Nuclear Imaging	431.7	(431.7)	—
	2,044.6	(431.7)	1,612.9
Other	37.4	—	37.4
Net sales	$2,082.0	$(431.7)	$1,650.3